Exhibit 99.1


                          REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of October 26, 2004 by and between TOWER GROUP, INC., a Delaware corporation (the "Company") and FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., a Maryland limited partnership (the "Investor").

                                    RECITALS

          WHEREAS, the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company, 500,000 shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"), pursuant to a Stock Purchase Agreement dated as of October 20, 2004 between the Company and the Investor (the "Purchase Agreement").


          WHEREAS, it is a condition precedent to the obligation of the Investor to close the transactions contemplated by the Purchase Agreement that the Company execute and deliver to the Investor this Agreement.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Definitions. (a) As used in this Agreement, the following terms shall have the meanings set forth below:

          (i) "Affiliate" of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities ownership or otherwise; and the terms "controlling" and "controlled" have the respective meanings correlative to the foregoing.

          (ii) "Agreement" means this Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

          (iii) "Commission" means the Securities and Exchange Commission.

          (iv) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.


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          (v) "Investors" means the Investor and any permitted transferee or assignee of Registrable Securities who agrees to become bound by all of the terms and provisions of this Agreement and the Purchase Agreement.

          (vi) "Person" means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government agency or political subdivision thereof.

          (vii) "Prospectus" means the prospectus (including any preliminary prospectus and/or any final prospectus filed pursuant to Rule 424(b) under the Securities Act and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

          (viii) "Public Offering" means an offer registered with the Commission and the appropriate state securities commissions by the Company of its Common Stock and made pursuant to the Securities Act.

          (ix) "Registrable Securities" means the shares of Common Stock purchased pursuant to the Purchase Agreement; provided, however, a share of Common Stock shall cease to be a Registrable Security for purposes of this Agreement when it no longer is a Restricted Security.

          (x) "Registration Expenses" means any and all expenses incident to performance of or compliance with this Agreement, including without limitation: (i) all Commission, and NASD registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum and compliance with the rules of the NASD), (iii) all expenses of printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing of any of the Registrable Securities on any securities exchange or the Nasdaq National Market pursuant to Section 2 hereof, (v) the fees and disbursements of counsel for the Company and of the independent public accountants (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance) of the Company and (vi) any fees and disbursements customarily paid by issuers or sellers of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), provided, however, that Registration Expenses shall exclude underwriting discounts or commissions, brokers' commissions and transfer taxes, if any, relating to the sale or


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

     disposition of Registrable Securities by an Investor and any legal or other costs of the Investor, including the fees and expenses of any counsel to the Investor.

          (xi) "Registration Statement" means any registration statement of the Company, which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

          (xii) "Restricted Security" means any share of Common Stock except any that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) has been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and a new share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

          (xiii) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

          (b) All capitalized terms used and not defined herein have the respective meaning assigned to them in the Purchase Agreement.

          2. Registration. (a) Filing and Effectiveness of Registration
Statement.

          (i) Upon the receipt by the Company at any time after the 180 day anniversary of the effective date of the registration statement on Form S-1 relating to the Company's initial public offering (the "IPO") of the written request of a holder or holders representing an aggregate of 25% or more of Registrable Securities, and in no event later than 60 days after the receipt of such request (but subject to any applicable Blackout Periods), the Company shall prepare and file with the Commission (the "Filing Deadline") a Registration Statement under the Securities Act relating to the offer and sale of the Registrable Securities by the Investor and will promptly take all actions that are necessary or advisable in connection with such registration, including without limitation providing written responses to any comments made by the Commission regarding such registration statement and filing any necessary pre-effective amendments and all necessary exhibits thereto, and will use commercially reasonable efforts to cause such Registration Statement to be declared effective by the Commission as soon as possible after the initial filing thereof. The Company will, subject to any applicable Blackout Periods, use its commercially reasonable efforts to keep such Registration Statement effective for the period beginning on the date such Registration Statement becomes effective (the "Effectiveness Date") and terminating on the earlier of (x) the second anniversary of the date hereof and (y) the date upon which all Registrable Securities then held by the Investor either
     (i) may be resold without restriction of any kind and without


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

     need for such Registration Statement to be effective or (ii) have been disposed of pursuant to transactions contemplated by the Registration Statement. The Company's obligation to file a Registration Statement under this Section 2(a) shall terminate on the earlier of (A) the second anniversary of the date hereof and (B) the date upon which all Registrable Securities then held by the Investor either (i) may be resold without restriction of any kind and without need for a Registration Statement to be effective or (ii) have been disposed of pursuant to transactions contemplated by the Registration Statement. Only one demand for a registration of Registrable Securities may be made pursuant to this Section 2(a).

          (ii) Notwithstanding anything to the contrary herein, if the filing or maintenance of any Registration Statement would require the Company to make a disclosure that would, in the reasonable judgment of the Company's Board of Directors, have a material adverse effect on the business, operations, properties, prospects or financial condition of the Company or on pending or imminent transactions, the Company shall have the right, upon written notice to the Investor, to delay the filing of any Registration Statement or of any amendment thereto for a period not to exceed 45 days, or to suspend its obligation to maintain the effectiveness of any Registration Statement and to suspend the use of any Prospectus or Prospectus supplement in connection with any Registration Statement for an aggregate of 45 calendar days in any period of twelve consecutive months (each, a "Blackout Period"). The Investor agrees that upon receipt of any such notice from the Company, it shall immediately cease all efforts to dispose of Registrable Securities pursuant to such Registration Statement until such time as the Company shall notify it of the end of such restrictions or, if earlier, the expiration of the Blackout Period.

          (iii) If a registration pursuant to this Section 2(a) involves an underwritten Public Offering and the managing underwriter thereof advises the Company that, in its view, the number of shares of Common Stock that the Company and the Investor and other selling security holders (if any) intend to include in such registration exceeds the largest number of shares of Common Stock that can be sold without having an adverse effect on such Public Offering, including with respect to the price at which such shares can be sold (the "Maximum Offering Size"), the Company will include in such registration only that number of shares of Common Stock which does not exceed the Maximum Offering Size, in the following order of priorities: (1) first, all Registrable Securities of the Investor and (2) second, the securities proposed to be registered by the Company and by other holders of securities entitled to participate in the registration, drawn from them pro-rata based on the number of shares each has requested to be included in such registration.

          (b) Piggyback Registration Rights. (i) At any time after the 180th day anniversary of the IPO, if the Company proposes to register any of its Common Stock or any other shares of Common Stock of the Company under the Securities Act (other than a registration on Form S-8 or S-4 or any successor or similar forms), whether or not for sale for its own account, it will each such time, give prompt written notice at least 20 calendar days prior to the anticipated filing date of the registration statement relating to such registration to the Investor, which notice shall set forth such Investor's rights under this Section 2(b) and shall offer


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

the Investor the opportunity to include in such registration statement such number of Registrable Securities as the Investor may request. Upon the written request of the Investor made within 15 calendar days of the post office date stamp on the notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Investor), the Company will use commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Investor, to the extent requisite to permit the disposition of the Registrable Securities to be so registered; provided, however, that (A) if such registration involves an underwritten Public Offering, the Investors must sell their Registrable Securities to the underwriters (who shall be selected by the Company) on the same terms and conditions as apply to the Company or other selling security holders, (B) if such registration does not involve an underwritten Public Offering, the Investors must sell their Registrable Securities in accordance with the plan of distribution set forth on Exhibit A and (C) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to this Section 2(b) and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such Registrable Securities, the Company shall give written notice to the Investor and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

          (ii) If a registration pursuant to this Section 2(b) involves an underwritten Public Offering and the managing underwriter thereof advises the Company that, in its view, the number of shares of Common Stock that the Company and the Investor and other selling security holders (if any) intend to include in such registration exceeds the Maximum Offering Size, the Company will include in such registration only that number of shares of Common Stock which does not exceed the Maximum Offering Size, in the following order of priorities: (1) first, all securities the Company proposes to sell for its own account, (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights and (3) third, the securities requested to be registered by other holders of securities entitled to participate in the registration (including Registrable Securities of the Investor), drawn from them pro-rata based on the number of shares each has requested to be included in such registration and the Investor.

          (iii) If as a result of the proration provisions of this Section 2(b), the Investor is not entitled to include all such Registrable Securities in such registration, such Investor may elect to withdraw its request to include any Registrable Securities in such registration.

          (iv) If the Investor decides not to include all of its Registrable Securities in any Registration Statement thereafter filed by the Company, the Investor shall nevertheless continue to have the right to include any Registrable Securities then held by it in any subsequent Registration Statement as may be filed by the Company with respect to offerings of its Common Stock.


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

          (v) Notwithstanding the foregoing, the Company shall have no obligations under this Section 2(b) hereof at any time that such Registrable Securities are the subject of an effective registration statement.

          3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall use commercially reasonable efforts to:

          (a) Prepare and file with the Commission a Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the Securities Act (as shall be selected by the Company), which Registration Statement (i) shall be available for the sale of the Registrable Securities by the Investor, (ii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith or incorporated by reference therein, and (iii) shall comply in all respects with the requirements of Regulation S-T under the Securities Act, and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 of this Agreement.

          (b) Prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Investor thereof (including sales by any broker-dealer);

          (c) During such time as a Registration Statement is effective or such shorter period that will terminate when all the Registrable Securities have been sold (the "Registration Period"), comply with the provisions of the Securities Act with respect to the Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Investor as set forth in the Prospectus forming part of the Registration Statement;

          (d) (i) Prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide draft copies thereof (including a copy of the accountant's consent letter to be included in the filing) to the Investor and reflect in such documents all such comments relating to the Investor and the plan of the distribution of the Registrable Securities as the Investor reasonably may propose; and

          (ii) Furnish to the Investor (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements


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

     thereto and such other documents, as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor;

          (e) (i) Register or qualify the Registrable Securities covered by a Registration Statement under such securities or "blue sky" laws of all jurisdictions requiring blue sky registration or qualification,

          (ii) Prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period,

          (iii) Take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and

          (iv) Take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions;

provided, however, that the Company shall not be required in connection with any of its obligations under this Section 3(e) to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(e), (B) subject itself to general taxation in any such jurisdiction or
(C) file a general consent to service of process in any such jurisdiction;

          (f) As promptly as practicable after becoming aware of such event, notify the Investor of the occurrence of any event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to a Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to the Investor as the Investor may reasonably request;

          (g) Notify the Investor of the issuance by the Commission of any stop order or other suspension of the effectiveness of a Registration Statement on the date of receipt of any such stop order or other suspension, and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

          (h) Cause all the Registrable Securities covered by a Registration Statement to be listed on a principal national securities exchange, or included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included;

          (i) Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the first Registration Statement;

          (j) Cooperate with the Investor to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to a Registration


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

Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investor reasonably may request and registered in such names as the Investor may request; and, within three business days after a registration statement which includes Registrable Securities is declared effective by the Commission, deliver to the transfer agent for the Registrable Securities (with copies to the Investor) an appropriate instruction and, to the extent necessary, cause legal counsel selected by the Company to deliver an opinion of such counsel to such transfer agent;

          (k) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investor of its Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances.

          4. Obligations of the Investor. In connection with the registration of the Registrable Securities, the Investor shall have the following obligations:

          (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Investor and its counsel, whether in-house or otherwise ("Counsel") of the information the Company requires from the Investor (the "Requested Information"). If at least four business days prior to the anticipated filing date the Company has not received the Requested Information from the Investor or its Counsel, then the Company shall send the Investor and its Counsel a reminder of such information request. If at least two business days prior to the anticipated filing date the Company still has not received the Requested Information from the Investor or its Counsel, then the Company may file the Registration Statement without including Registrable Securities of the Investor. However, promptly upon receipt of the Requested Information, and at the Investor's expense, the Company shall file such amendment(s) to the Registration Statement as may be necessary to include therein the Registrable Securities.

          (b) The Investor agrees to cooperate with the Company in connection with the preparation and filing of such Registration Statement hereunder, unless the Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

          (c) As promptly as practicable after becoming aware of such event, the Investor shall notify the Company of the occurrence of any event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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          (d) The Investor agrees that, upon receipt of any notice from the
Company of the occurrence of any event of the kind described in Section 3(f) or 3(g), it shall immediately discontinue its disposition of Registrable Securities pursuant to a Registration Statement covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(f) and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

          5. Expenses of Registration. All Registration Expenses shall be paid by the Company. The Investor shall pay the underwriting discount attributable to such Investor's Registrable Securities, any transfer taxes payable with respect thereto, and all fees and expenses, including fees and expenses of such Investor's counsel, incurred by the Investor.

          6. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless the Investor and each of its officers and limited and general partners and each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Person") from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstance in which they were made, in the case of the Prospectus) not misleading, and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by the Investor or such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 3(f), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person written notice that such Prospectus is outdated or defective.

          (b) Indemnification by the Investor. The Investor shall (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers, each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make


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the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use therein.

          (c) Notice of Claims, etc. Promptly after receipt by a party seeking indemnification pursuant to this Section 6 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify in writing the party against whom indemnification pursuant to this Section 6 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced by reason of such failure. The Indemnifying Party shall be entitled to assume the defense of any Claim with counsel reasonably acceptable to the Indemnified Party. Notwithstanding the assumption of the defense of a Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of the institution of such action is given by the Indemnified Party, (ii) such Indemnified Party shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party) or (iii) the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, in any of which events the counsel employed by such Indemnified Party shall be reasonably acceptable to the Indemnifying Party, and the fees and expenses of such counsel shall be borne by the Indemnifying Party, and paid as incurred (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate firm of attorneys for the Indemnified Party in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the Indemnified Parties who are parties to such action). If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (i), (ii) or (iii) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment.

          (d) Contribution. If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Parties and the Indemnified Parties from the offering of the shares of Common Stock or (ii) if (but only if) the


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

allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Parties and the Indemnified Parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) Notwithstanding any other provision of this Section 6, in no event shall the Investor be required to undertake liability to any person under this
Section 6 for any amounts in excess of the dollar amount of the gross proceeds to be received by the Investor from the sale of its Registrable Securities pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act.

          (f) The obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 6 shall be in addition to any liability that such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an indemnified party at law or in equity.

          7. Assignment. The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned or transferred only with the prior written consent of the Company, and any such assignment or transfer without such consent shall be void and of no effect. Notwithstanding the foregoing, such consent of the Company shall not be required with respect to any assignment or transfer of Registrable Securities to an Affiliate of Investor. In the event of any such permitted assignment or transfer by the Investor to any permitted transferee of all or any portion of such Registrable Securities such transfer will be allowed only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the Registrable Securities so transferred or assigned to the transferee or assignee constitute Restricted Securities, (d) at or before the time the Company received the written notice contemplated by clause
(b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (e) the Company is furnished with an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the Company, to the effect that the permitted assignment would be in compliance with the Securities Act and any applicable state or other securities laws.

          8. Amendment and Waiver. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon the Investor and the Company.

          9. Miscellaneous. (a) If the Company (i) fails to file any Registration Statement pursuant to Section 2(a) within the agreed time frame,
(ii) fails to cause any Registration Statement pursuant to Section 2(a) to become effective within the agreed time frame, (iii) fails to keep any Registration Statement pursuant to Section 2(a) current and effective for the agreed period of time, or (iv) fails to provide the agreed piggy-back rights pursuant to Section 2(b), then the Investor will be entitled as a remedy for any and all concurrent breaches of this Agreement related to one or more concurrent such failures (provided that multiple penalties shall not accrue for multiple defaults that overlap) to liquidated and agreed upon damages payable on each Registrable Share for each day of any such delay or failure, as the case may be. Such liquidated damages shall be payable quarterly in arrears, within ten (10) days of the end of each fiscal quarter and shall accrue daily at a rate of (i) 10% of the initial purchase price per share of Registrable Securities as set forth in the Purchase Agreement per annum during the first 90 days of the delay or failure and (ii) the rate will escalate by an additional 5% of the initial purchase price per share of Registrable Securities per annum for each successive three month period after the first 90 days of the delay or failure.

          (b) A person or entity shall be deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          (c) Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, by a nationally recognized overnight courier service or by facsimile as follows, and shall be deemed given when actually received.

          If to the Company, to:

                   Tower Group, Inc.
                   120 Broadway, 14th Floor
                   New York, New York 10271
                   Attention:  Michael H. Lee
                   Fax:  (212) 271-5492

          With a copy to:

                  LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                  125 West 55th Street
                  New York, New York 10019
                  Attention:  John Schwolsky, Esq.
                              Matthew Ricciardi, Esq.
                  Fax:  (212) 424-8500

          If to the Investor, to:

                  FBR Weston, Limited Partnership
                  1001 19th Street North
                  Arlington, Virginia 22209
                  Attention:  Eric Billings
                  Fax:  (703) 312-9559

          With a copy to:

                  Friedman, Billings, Ramsey & Co., Inc.
                  1001 Nineteenth Street North
                  Arlington, Virginia 22209
                  Attention: William J. Ginivan, Esq.
                  Fax:  (703) 469-1140


          The Company or the Investor may change the foregoing address by notice given pursuant to this Section 9(d).

          (d) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (e) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

          (f) The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use good faith efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (g) This Agreement and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement and the Purchase Agreement supersede all prior agreements and undertakings among the parties hereto with respect to the subject matter hereof.

          (h) Subject to the requirements of Section 7 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          (i) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

          (j) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

          (k) From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

          (l) This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures delivered by facsimile shall be deemed to be original signatures.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


COMPANY:

TOWER GROUP, INC.,
     a Delaware corporation

        By:    /s/ Michael H. Lee
               ------------------------
               Michael H. Lee
               Chairman of the Board, President and
               Chief Executive Officer

INVESTOR:

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,
     a Virginia corporation

        By:    /s/ Edward M. Wheeler
               ------------------------
               Name:  Edward M. Wheeler
               Title: Managing Director

                                    Exhibit A

                              Plan of Distribution

          The selling stockholders and any of their donees, transferees, pledgees, assignees and successors-in-interest may sell, from time to time, any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholder may use any one or more of the following methods when selling shares:

          o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;


          o block trades in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

          o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

          o over-the-counter distribution in accordance with the rules of the Nasdaq National Market;

          o    privately negotiated transactions;

          o    short sales;

          o broker-dealers may agree with the selling stockholder to sell a specified number of such shares at a stipulated price per share;

          o    a combination of any such methods of sale; and

          o    any other method permitted pursuant to applicable law.

          Under applicable rules and regulations under the Securities Exchange Act, any person engaged in a distribution of the shares of common stock covered by this prospectus may be limited in its ability to engage in market activities with respect to such shares. A selling stockholder, for example, will be subject to applicable provisions of the Securities Exchange Act and the rules and regulations under it, including, without limitation, Regulation M, which provisions may restrict certain activities of the selling stockholder and limit the timing of purchases and sales of any shares of common stock by the selling stockholder. Furthermore, under Regulation M, persons engaged in a distribution of securities are prohibited from simultaneously engaging in market making and certain other activities with respect to such securities for a specified period of time prior to the commencement of such distributions, subject to specified exceptions or exemptions. The foregoing may affect the marketability of the shares offered by this prospectus.

          To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution. In connection with distributions of the shares or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of our common stock in the course of hedging the positions they assume with selling stockholders. The selling stockholders may also sell our securities short and redeliver the shares to close out such short positions. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions that require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares the broker-dealer or other financial institution may resell pursuant to this prospectus, as supplemented or amended to reflect such transaction.

               The selling stockholder may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades. The selling stockholder may pledge its shares to their brokers under the margin provisions of customer agreements. If a selling stockholder defaults on a margin loan, the broker may offer and sell, from time to time, the pledged shares.

          The selling stockholder may sell shares directly to market makers acting as principals and/or broker-dealers acting as agents for itself or its customers. Broker-dealers engaged by the selling stockholder may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions, concessions or discounts from the selling stockholder (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholder does not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Market makers and block purchasers that purchase the shares will do so for their own account and at their own risk. It is possible that a selling stockholder will attempt to sell shares in block transactions to market makers or other purchasers at a price per share that may be below the then-current market price. We cannot make assurances that all or any of the shares of common stock will be issued to, or sold by, the selling stockholder.

          In addition, any shares that qualify for sale pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, may be sold under Rule 144 rather than pursuant to this prospectus.

          The selling stockholder and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

          In certain states, the applicable state securities laws will require a holder of shares desiring to sell its shares to sell its shares only through registered or licensed brokers or dealers. In addition, in certain states the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

          We are required to pay all fees and expenses incident to the registration of the shares, including our fees and disbursements of counsel, to the selling stockholders. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

          In addition, we will make copies of this prospectus available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

          At the time a particular offer of shares is made, if required, a prospectus supplement will be distributed that will set forth the number of shares being offered and the terms of the offering, including the name of any underwriter, dealer or agent, the purchase price paid by any underwriter, any discount, commission and other item constituting compensation, any discount, commission or concession allowed or reallowed or paid to any dealer, and the proposed selling price to the public.